UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

HD SUPPLY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	001-35979 (Commission File Number)	26-0486780 (IRS Employer Identification No.)

3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia (Address of principal executive offices)	30339 (Zip Code)

(770) 852-9000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On September 9, 2013, HD Supply Holdings, Inc. (the “Company” or “HD Supply”) issued a press release, filed as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the three and six months ended August 4, 2013.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1	Press Release “HD Supply Holdings, Inc. Announces Fiscal 2013 Second-Quarter Results,” dated September 9, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HD Supply Holdings, Inc.

/s/ Ronald J. Domanico
Ronald J. Domanico
Senior Vice President and Chief Financial Officer

Date: September 9, 2013

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